SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14a
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO    )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary proxy statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive proxy statement

☑ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
ProAssurance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)
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PROASSURANCE CORPORATION
100 Brookwood Place, Birmingham AL 35209
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Wednesday, May 21, 2008.
The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/PRA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2008 to facilitate timely delivery.

Dear Stockholder:
      The 2008 Annual Meeting of Stockholders of ProAssurance (the “Company”) will be held May 21, 2008 on the fifth floor of our headquarters located at 100 Brookwood Place, Birmingham, Alabama 35209 at 10:00 AM Central Daylight Time.
      The items to be voted upon at the Annual Meeting are:
(1)	The election five (5) directors of ProAssurance, as Class I directors, to serve until the 2011 annual meeting and until their successors are elected and qualified;

(2)	The ratification of the election of W. Stancil Starnes as a Class III director;

(3)	The ProAssurance Corporation 2008 Annual Incentive Compensation Plan;

(4)	The ProAssurance Corporation 2008 Equity Incentive Plan;

(5)	The ratification of the appointment of Ernst & Young LLP as independent auditors; and

(6)	The transaction of such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Management recommends a vote “FOR” all Director Nominees and “FOR” Items 2 through 5.
The Board of Directors has fixed the close of business on March 28, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
¯

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	→

     Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on at www.proassurance.com/ab_contact.aspx#m, or you may look under the heading “Maps and Directions” on our homepage, www.ProAssurance.com.
The following Proxy Materials are available for you to review online at:
http://bnymellon.mobular.net/bnymellon/PRA
•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
     To request a paper copy of the Proxy Materials, please call 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/PRA.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for ProAssurance are available to review at:
http://bnymellon.mobular.net/bnymellon/PRA
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares